Putnam
Municipal
Bond Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-04

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and George Putnam, III

Dear Fellow Shareholder:

Looking back on the past 12 months in financial markets, stocks and bonds had generally steady and satisfying results for most of the period. Markets were lifted by the resurgence of the economy, prompted in part by the 2003 tax cuts and the Federal Reserve Board's low interest-rate policy. Corporate earnings rose to their most impressive levels in years and many states even experienced a minor improvement in tax revenues. However, since March 2004, uncertainty and volatility have returned to the markets. Bonds in particular experienced broad setbacks in April because of concerns that inflation could be sparked by vigorous job creation and rising energy prices. Markets continue to show vulnerability to these concerns and to the situation in Iraq.

As observers of financial markets for many years, we have gained the perspective that periods of uncertainty and transition like the one we are witnessing today usually reflect an effort by investors to incorporate new facts into their thinking, a process that takes time. The resulting volatility is uncomfortable, but over time, allows investors to set more realistic expectations for future investment performance. Uncertainty on its own is no reason to alter a well-planned investment strategy.

Putnam's portfolio management teams have vigilantly monitored these conditions. While the retreat in financial markets has been broad, the teams have relied on their research and analysis to manage risks and identify opportunities.

We are pleased to report that Putnam Municipal Bond Fund delivered strong returns for its 2004 fiscal year. As your portfolio managers point out in the following report, investments in higher-yielding, lower-rated issues, particularly in the airline and tobacco sector, led to significant outperformance at net asset value relative to the fund's benchmark and its Lipper category. Details are on the facing page.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 16, 2004


Report from Fund Management

Fund highlights

 * Putnam Municipal Bond Fund's total return for the 12 months ended April 30, 2004, was 8.15% at net asset value (NAV) and 3.55% at market price.

 * Due to differences in portfolio composition and the fund's use of leverage, the fund's performance at NAV and market price surpassed that of its benchmark, the Lehman Municipal Bond Index. The index returned 2.68% for the fund's fiscal year.

 * Due to the strong performance of many of its lower-rated holdings, the fund's performance at NAV outperformed the average return for its Lipper category, General Municipal Debt Funds (leveraged closed-end), which was 4.97%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

With economic uncertainties diminishing, particularly about the direction of growth, prospects for higher-yielding, lower-quality municipal bonds have improved dramatically over the past 12 months -- contributing to some of the fund's most substantial performance gains for the fiscal year ended April 30, 2004. The fund's investments in this sector of the municipal market account for much of its outperformance relative to its benchmark index, which consists solely of investment-grade bonds. This allocation also contributed to the fund's outperformance of its Lipper peer group (based on results at net asset value). The performance of airline-related industrial development bonds (IDBs), which have rallied from their post-September 11 lows, was particularly gratifying. An overweight position in tobacco bonds also proved very positive. The performance of fund shares at market price reflects changes in investor demand as well as the fund's investment results, and we believe the poor showing reflected investor concern that interest rates might increase. However, it is important to note that this lower return still exceeded that of the fund's benchmark.

FUND PROFILE

Putnam Municipal Bond Fund seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital. The fund is nationally diversified and invests in investment-grade and higher-yielding, lower-rated municipal bonds. The fund may be suitable for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.


Market overview

Municipal bond yields -- which move in the opposite direction of bond prices -- were volatile during the fiscal year ended April 30, 2004. Concerns about deflation led to falling yields through mid June. Through the remainder of the fiscal year, yields trended downward, but they corrected sharply in late March and April in response to unexpectedly stronger economic data. Yields on 10-year AAA-rated municipal bonds ended the annual period slightly higher than they had been at the beginning of the period.

The ratio of municipal bond yields to Treasury yields fell to about 80% in December, which means the spread, a difference between the yields of 10-year municipal bonds and 10-year Treasuries, was larger than in earlier periods. The ratio edged up to about 87% by the end of the fiscal period. Overall, the yield curve, which shows the difference in yield between shorter- and longer-maturity bonds, flattened somewhat, and credit spreads -- which show the difference in yield between higher- and lower-rated bonds -- generally narrowed.

The economy continued to improve on nearly all fronts, including job growth. The Federal Reserve Board held the federal funds rate steady at 1%, but hinted at a potential rate hike in the near future. Municipal bond issuance remained strong. California residents approved $15 billion in deficit financing to help alleviate the state's budget crisis. Although ongoing tobacco litigation continued to make headlines, the municipal bond market largely discounted the news. Airline-related IDBs continued to perform well.

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MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 4/30/04
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Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          2.68%
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Lehman Aggregate Bond Index (broad bond market)                         1.82%
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Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.64%
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JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       16.61%
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Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     22.88%
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Russell 1000 Index (large-company stocks)                              23.90%
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Russell 2000 Index (stocks of small and midsize companies)             42.01%
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These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/04.
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Strategy overview

In an increasingly strong economy, it appears likely to us that interest rates will rise further. Consequently, we shortened the fund's duration (a measure of sensitivity to changes in interest rates) during the period. At the start of October, the fund was slightly defensive relative to the benchmark. In January 2004, we shortened the duration further. This move did not help the fund's performance until later in the period.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to sell into strength where appropriate. We also continued to diversify the portfolio by adding selectively to the fund's lower-quality holdings. Compared to the benchmark, the portfolio remains slightly overweighted in lower-rated, higher-yielding bonds.

We carefully monitored developments in the tobacco industry, particularly with regard to ongoing litigation and other factors affecting demand for tobacco settlement bonds, which are secured by the income stream from tobacco companies' settlement obligations to the states. The municipal bond market has largely ignored recent unfavorable headlines and the downgrading of some tobacco settlement bonds by Moody's rating service. In our view, the backdrop for the tobacco industry remains fundamentally positive, and the fund remains overweighted in these bonds relative to the benchmark. When valuations looked compelling, we added to the fund's exposure.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                                 as of 10/31/03     as of 4/30/04

Health care                           28.6%            25.8%

Utilities                             15.9%            19.6%

Transportation                        14.9%            11.2%

Water and sewer                        7.3%             7.4%

Education                              6.2%             6.4%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


How fund holdings affected performance

During the fiscal year, credit spreads -- the difference in yield between higher- and lower-rated bonds -- narrowed, reflecting investors' rising confidence in the economy and the fiscal health of lower-rated issuers. When economic growth improves, the chances of a company or a municipality defaulting generally decreases. While we targeted a lower-quality overweight, we've been diversifying the fund's higher-yielding, lower-rated holdings.

The benefits of this patient, deliberate strategy were most evident with the fund's investments in tobacco settlement bonds and airline-related industrial development bonds (IDBs). Tobacco settlement bonds had a positive impact on performance, because the litigation environment has shifted in favor of tobacco companies during the fiscal year. This change prompted our reversion to a more positive stance on this sector, as well as the fact that the tobacco companies remain profitable, which positively affects their ability to meet their settlement payment obligations to the states. Furthermore, we think tobacco bonds provide valuable diversification, since their performance is not as closely tied to the direction of economic growth as other more economically sensitive holdings in the fund. The fund's investments in South Carolina Tobacco Settlement revenue bonds and Badger Tobacco Settlement Asset Securitization Corp. revenue bonds, issued in Wisconsin, exemplify our strategy here.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA - (38.6%)

Aa/AA - (10.2%)

A - (17.3%)

Baa/BBB - (26.2%)

Ba/BB - (3.2%)

B and below - (2.2%)

VMIG1 and other - (2.3%)

Footnote reads:
As a percentage of market value as of 4/30/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time

The fund's investments in airline-related IDBs experienced dramatic appreciation, particularly in the first half of the fiscal year. We sold some of these holdings and at times sought to buy other airline-related issues that were undervalued. In other cases, we reinvested the proceeds in new bonds. Three of these new bonds are worth mentioning because they offer valuable diversity to the portfolio. Two new holdings are health-care related. Lancaster County Pennsylvania Hospital Authority for Lancaster General Hospital bonds are being used to finance a major expansion to the main hospital and a new orthopedic center. Maryland Health Higher Education Facilities Authority for Medstar Health bonds are being used to enhance the hospital system, which includes Georgetown University Hospital as well as five other hospitals located in the Baltimore-Washington corridor.

Our third new purchase was the Gulf Coast Waste Disposal Authority (Texas) revenue bonds for Amoco Oil. The bonds, which are rated AA+ by Standard & Poor's and Aa1 by Moody's, have a shorter maturity date than is typical of the fund's other holdings because of their mandatory-put structure. In essence, the bondholders must put the issue back to the issuer on 10/1/2006, at which time the issuer may elect to pay off or refinance the debt. This feature is attractive to issuers, because it allows them to refinance their debt without the cost of new issuance. We are drawn to put-structured bonds, because they are less actively followed by investors and therefore tend to be more attractively priced. We also think that in the case of these particular bonds, the outlook for the energy sector is improving, which should be beneficial for the issuer.

The stronger economic outlook has improved prospects for two of the fund's holdings, which had struggled during the economic slowdown. The Connector 2000 Inc. revenue bonds for South Carolina Toll Road Southern Connector Project were issued to finance a toll road in the Greenville metropolitan area. Usage of the road has been well below projections. The bonds' price declined and their yield climbed to reflect the perceived risk of the project. However, with the general health of the municipal market improving, investors are looking more favorably on these bonds as a buying opportunity. As the bonds have recovered, we've been trimming the position and selling into the market's strength. The other holding, Johnson City Health and Education Facility Board Hospital (Tennessee) revenue bonds for Mountain States Health, which carry an investment grade rating of BBB+ by Standard & Poor's, also appreciated strongly during the fiscal year. With investors demonstrating a willingness to take on increased risk, the concurrent increased demand pushed the price of these bonds higher.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Lingering unemployment had been an anomaly in an otherwise robust economic recovery. However, in early April, employment data at last showed marked improvement. We believe the underlying strength in the economy will foster higher interest rates in the future. In keeping with our views, the fund's duration is now relatively short in order to keep the portfolio defensively positioned.

Generally, tax revenues cannot be expected to grow significantly until personal and business earnings experience meaningful increases. For much of the reporting period, we expected that the credit quality of general obligation municipal bonds (GOs) would remain under pressure in light of these revenue issues. However, the gathering strength of the economic recovery, combined with the efforts of key states such as California to address ongoing budget issues, is now beginning to translate into credit upgrades for state GOs. We expect this trend to continue over the near term. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they remain attractive and could narrow further. As a result, we believe credit risk is worth taking in moderate amounts, while we continue to seek diversification by sector and issuer. We will continue to monitor market conditions as we pursue a high level of tax-free income and seek to manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.


Performance summary

This section shows your fund's performance during its fiscal year, which ended April 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

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TOTAL RETURN FOR PERIODS ENDED 4/30/04
------------------------------------------------------------------------------
                                                                Lipper
                                                                General
                                                                Municipal
                                                                Debt Funds
                                                                (leveraged
                                                Lehman          closed-end)
                                     Market     Municipal       category
                            NAV      price      Bond Index      average*
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1 year                     8.15%      3.55%      2.68%           4.97%
------------------------------------------------------------------------------
5 years                   35.09      11.37      30.36           31.66
Annual average             6.20       2.18       5.45            5.65
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10 years                  87.76      82.75      87.07           95.18
Annual average             6.50       6.21       6.46            6.90
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Annual average
Life of fund
(since 11/27/92)           6.68       5.12       6.36            6.69
------------------------------------------------------------------------------

   Performance does not reflect taxes on reinvested distributions.

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 4/30/04, there were 64, 49, and 46 funds, respectively, in this Lipper category.


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TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------
                            NAV    Market price
------------------------------------------------------------------------------
1 year                    14.31%      18.09%
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5 years                   40.32       28.75
Annual average             7.01        5.18
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10 years                  94.33      104.27
Annual average             6.87        7.40
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Annual average
Life of fund (since
11/27/92)                  7.05        6.23
------------------------------------------------------------------------------


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PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/04
------------------------------------------------------------------------------
Putnam Municipal Bond Fund
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Distributions from common shares
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Number                                   12
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Income 1                                 $0.915
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Capital gains 1                          --
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Total                                    $0.915
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                                         Series A           Series B
Distributions from preferred shares      (2,920 shares)     (2,400 shares)
------------------------------------------------------------------------------
Income 1                                 $254.63            $243.60
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Capital gains 1                          --                 --
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Total                                    $254.63            $243.60
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Share value (common shares):             NAV                Market price
------------------------------------------------------------------------------
4/30/03                                  $13.25             $12.48
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4/30/04                                   13.34              12.03
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Current return (common shares,
end of period)
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Current dividend rate 2                   6.84%              7.58%
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Taxable equivalent 3                     10.52              11.66
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1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to auction rate municipal preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.


Comparative indexes

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Bond Fund at April 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 2004


The fund's portfolio
April 30, 2004

Key to Abbreviations
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AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.9%)
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               Jefferson Cnty., Swr. Rev. Bonds,
               Ser. A, FGIC
      $680,000 5s, 2/1/41                            Aaa               $748,000
     2,420,000 U.S. Govt. Coll., 5s, 2/1/41          Aaa              2,646,875
                                                                 --------------
                                                                      3,394,875

Alaska (0.2%)
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       750,000 Northern Tobacco Securitization
               Corp. Rev. Bonds, 5 1/2s, 6/1/29      BBB                619,688

Arizona (1.2%)
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     1,175,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,213,188
     2,000,000 Maricopa Cnty., Poll. Control
               Rev. Bonds (Public Service Co. NM
               Project), Ser. A, 6.3s, 12/1/26       Baa2             2,042,500
     1,000,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village),
               7 7/8s, 6/1/09                        BB-/P            1,088,920
                                                                 --------------
                                                                      4,344,608

Arkansas (1.6%)
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     3,600,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              3,609,000
     2,000,000 Baxter Cnty., Hosp. Rev. Bonds,
               Ser. B, 5 5/8s, 9/1/28                Baa2             1,970,000
                                                                 --------------
                                                                      5,579,000

California (9.3%)
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     5,000,000 CA Hlth. Fac. Auth. IFB (Catholic
               Hlth. Care West), AMBAC, 9.356s,
               7/1/17                                Aaa              5,243,650
               CA State G.O. Bonds
     5,050,000 FGIC, 5 3/4s, 2/1/11                  Aaa              5,668,625
       750,000 5 1/8s, 4/1/23                        Baa1               745,313
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
    11,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             12,196,250
     3,000,000 5 1/2s, 5/1/11                        A3               3,311,250
     1,750,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             1,631,875
     1,500,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                Baa2             1,500,000
       450,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Ladera
               Ranch - No. 02-1), Ser. A, 5.55s,
               8/15/33                               BB+/P              441,563
     1,000,000 San Diego Cnty., Wtr. Auth. IF COP,
               FGIC, 10.069s, 4/23/08                Aaa              1,227,500
     1,400,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BBB-/P           1,352,750
                                                                 --------------
                                                                     33,318,776

Colorado (4.0%)
-------------------------------------------------------------------------------
    27,000,000 CO Hwy. Auth. Rev. Bonds (E-470 Pub.
               Hwy.), Ser. B, zero %, 9/1/35         Baa3             2,666,250
     3,500,000 CO Springs, Hosp. Rev. Bonds,
               6 3/8s, 12/15/30                      A3               3,736,250
     2,000,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, Ser. D, AMBAC, 7 3/4s,
               11/15/13                              AAA              2,437,500
     5,200,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Newport Village),
               Ser. A-8, FSA, 7.1s, 1/1/30           Aaa              5,368,376
                                                                 --------------
                                                                     14,208,376

Florida (2.9%)
-------------------------------------------------------------------------------
     3,000,000 Escambia Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hosp. & Baptist
               Manor), 5 1/8s, 10/1/19               A3               2,928,750
     1,000,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                Ba2              1,015,000
     3,000,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds, Ser. E, 6s, 10/1/26       A2               3,093,750
     3,000,000 Palm Beach Cnty. Rev. Bonds, MBIA,
               5 3/4s, 10/1/14                       Aaa              3,390,000
                                                                 --------------
                                                                     10,427,500

Georgia (2.1%)
-------------------------------------------------------------------------------
     2,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               2,092,500
       200,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               11.395s, 8/1/10                       Aaa                204,780
     1,875,000 Henry Cnty., Wtr. & Swr. Auth.
               Rev. Bonds, FGIC, 5 5/8s, 2/1/30      Aaa              2,006,250
     1,750,000 Muni. Elec. Auth. Rev. Bonds, AMBAC,
               5s, 1/1/26                            AAA              1,887,813
     1,350,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay
               Paper, Inc.), 7.4s, 1/1/16            BB+/P            1,389,866
                                                                 --------------
                                                                      7,581,209

Idaho (0.9%)
-------------------------------------------------------------------------------
     3,205,000 ID Hlth. Fac. Auth. VRDN (St. Lukes
               Med. Ctr.), FSA, 1.1s, 7/1/30         VMIG1            3,205,000

Illinois (1.5%)
-------------------------------------------------------------------------------
       465,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2               395,250
     1,485,000 Chicago, Waste Wtr. Rev. Bonds,
               MBIA, 5 1/2s, 1/1/20                  Aaa              1,633,500
     1,600,000 IL Dev. Fin. Auth. Rev. Bonds
               (Midwestern U.), Ser. B, 6s, 5/15/26  BBB+             1,678,000
     1,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A3               1,516,875
                                                                 --------------
                                                                      5,223,625

Indiana (0.4%)
-------------------------------------------------------------------------------
     1,500,000 Indianapolis, Arpt. Auth. Special
               Fac. Rev. Bonds (Federal Express
               Corp.), 7.1s, 1/15/17                 Baa2             1,546,125

Iowa (0.6%)
-------------------------------------------------------------------------------
     1,730,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           2,030,588

Kansas (1.5%)
-------------------------------------------------------------------------------
     5,000,000 Burlington, Poll. Control Rev. Bonds
               (KS Gas & Elec. Co.), MBIA, 7s,
               6/1/31                                Aaa              5,278,500

Kentucky (1.8%)
-------------------------------------------------------------------------------
     1,000,000 Boone Cnty., Poll. Control
               Rev. Bonds (Dayton Pwr. & Lt. Co.),
               Ser. A, 6 1/2s, 11/15/22              Baa3             1,017,390
     2,000,000 Jefferson Cnty., Cap. Corp.
               Rev. Bonds, MBIA, 5 1/2s, 6/1/28      Aaa              2,120,000
               KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare, Inc.)
     1,875,000 Ser. A, 6 5/8s, 10/1/28               BBB/P            1,945,313
     1,200,000 Ser. A, 6 1/2s, 10/1/20               BBB/P            1,257,000
                                                                 --------------
                                                                      6,339,703

Louisiana (0.1%)
-------------------------------------------------------------------------------
       300,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A, 5s, 2/1/25          A                  288,750

Maine (0.4%)
-------------------------------------------------------------------------------
     1,350,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              1,371,938

Maryland (0.1%)
-------------------------------------------------------------------------------
       500,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Health),
               5 1/2s, 8/15/33                       Baa2               484,375

Massachusetts (6.4%)
-------------------------------------------------------------------------------
     2,850,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (MA Biomedical Research), Ser. C,
               6 1/4s, 8/1/20                        A1               3,088,688
     6,150,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (Med. Ctr. of Central MA), Ser. B,
               AMBAC, 11.82s, 6/23/22                Aaa              7,610,625
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,250,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             1,421,875
       750,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               750,000
     1,300,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             1,342,250
     3,000,000 (Covenant Hlth.), Ser. E, 6s, 7/1/31  A-               3,075,000
       385,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
               Ser. 53, MBIA, 6.15s, 12/1/29         Aaa                393,663
     3,655,000 MA State Port Auth. Rev. Bonds, U.S.
               Govt. Coll., 13s, 7/1/13              Aaa              5,400,263
                                                                 --------------
                                                                     23,082,364

Michigan (4.1%)
-------------------------------------------------------------------------------
     3,500,000 Cornell Township Econ. Dev. Corp.
               Rev. Bonds (Meadwest Vacoescanaba
               Project), 5 7/8s, 5/1/18              Baa2             3,648,750
     1,000,000 Detroit, City School Dist. G.O.
               Bonds, Ser. A, FSA, 6s, 5/1/29        AAA              1,152,500
     3,880,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.05s, 7/1/33                    A-               3,880,000
       300,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               294,750
       250,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-               227,188
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,013,750
     2,950,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Detroit Edison Poll.
               Control), 5.65s, 9/1/29               A-               2,986,875
     1,350,000 Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds, 6 3/4s, 7/23/09           Ba3              1,404,000
                                                                 --------------
                                                                     14,607,813

Minnesota (0.5%)
-------------------------------------------------------------------------------
       815,000 MN State Hsg. Fin. Agcy. Single Fam.
               Mtge. Rev. Bonds, 6.05s, 7/1/31       Aa1                 842,506
       905,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Burnsville),
               Ser. A-9, FSA, 7.1s, 1/1/30           Aaa                934,304
                                                                 --------------
                                                                      1,776,810

Mississippi (1.1%)
-------------------------------------------------------------------------------
               Mississippi Bus. Fin. Corp. Poll.
               Control Rev. Bonds (Syst. Energy
               Resources, Inc.)
     2,000,000 5.9s, 5/1/22                          BBB-             2,015,000
       750,000 5 7/8s, 4/1/22                        BBB-               756,563
     1,000,000 Mississippi Dev. Bank Special Oblig.
               Rev. Bonds, Ser. A, AMBAC, 5 5/8s,
               7/1/31                                AAA              1,068,750
                                                                 --------------
                                                                      3,840,313

Missouri (0.6%)
-------------------------------------------------------------------------------
     1,000,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/32                A                1,003,750
     1,000,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds  (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              1,011,250
                                                                 --------------
                                                                      2,015,000

Montana (0.3%)
-------------------------------------------------------------------------------
     1,175,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               10/1/32                               Aaa              1,254,313

Nevada (1.3%)
-------------------------------------------------------------------------------
     3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. A,
               AMBAC, 6.1s, 12/1/38                  Aaa              3,303,750
     1,205,000 Henderson, Local Impt. Dist. Special
               Assmt. Bonds, 4 3/4s, 3/1/10          BB-/P            1,195,963
                                                                 --------------
                                                                      4,499,713

New Hampshire (0.3%)
-------------------------------------------------------------------------------
       950,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa1               945,250

New Jersey (3.6%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
       650,000 (Cedar Crest Village, Inc. Fac.),
               Ser. A, 7 1/4s, 11/15/31              BB-/P              663,813
     1,000,000 (Presbyterian), Ser. A, 6 3/8s,
               11/1/31                               BB/P               986,250
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     2,000,000 AMBAC, 6 3/4s, 7/1/19                 Aaa              2,055,940
     1,250,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A3               1,293,750
     1,200,000 NJ State Edl. Fac. Auth. VRDN
               (Princeton U.), Ser. B, MBIA, 1.05s,
               7/1/21                                VMIG1            1,200,000
     5,135,000 Passaic Valley, Rev. Bonds, Ser. F,
               FGIC, 5s, 12/1/13                     Aaa              5,558,638
     1,100,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, 3/4s, 6/1/39              Baa3             1,040,875
                                                                 --------------
                                                                     12,799,266

New York (13.8%)
-------------------------------------------------------------------------------
               NY City, G.O. Bonds
       155,000 Ser. B, 7 1/2s, 2/1/06                A2                 155,646
     7,685,000 Ser. C, 5 1/2s, 8/1/12                A2               8,367,044
     1,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Visy Paper, Inc.), 7.95s, 1/1/28     B+/P             1,043,750
       750,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       Ba2                551,250
     1,000,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds, Ser. C, 5 3/4s,
               6/15/26                               Aa2              1,071,250
    13,100,000 NY State Dorm. Auth. Mandatory Put
               Bonds, Ser. B, 5 1/4s, 11/15/23       AA-             14,164,375
               NY State Dorm. Auth. Rev. Bonds
     5,905,000 (State U. Edl. Fac.), Ser. A,
               5 7/8s, 5/15/17                       AA-              6,739,081
     8,750,000 (State U. Edl. Fac.), MBIA, 5 7/8s,
               5/15/11                               Aaa             10,007,813
       900,000 (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               906,750
       750,000 Port Auth. NY & NJ Special
               Obligation IFB, Ser. N18, MBIA,
               14.9s, 12/1/17 (acquired
               7/19/00, cost $785,168) (RES)         Aaa                954,375
     2,250,000 Port. Auth. NY & NJ Special
               Obligation Rev. Bonds (JFK Intl. Air
               Term. - 6), MBIA, 5.9s, 12/1/17       Aaa              2,455,313
       650,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing),
               Ser. A, 8s, 10/1/30                   B+/P               658,938
     2,500,000 Triborough Bridge & Tunnel Auth.
               Rev. Bonds, Ser. A, 5s, 1/1/32        Aa3              2,478,125
                                                                 --------------
                                                                     49,553,710

North Carolina (3.4%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     2,000,000 Ser. A, 5 3/4s, 1/1/26                Baa2             2,030,000
     1,000,000 Ser. B, 5.65s, 1/1/16                 Baa2             1,048,750
               NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.)
     3,000,000 Ser. B, 6 1/2s, 1/1/20                Baa1             3,296,250
     5,400,000 Ser. A, MBIA, 5 1/4s, 1/1/19          AAA              5,690,250
                                                                 --------------
                                                                     12,065,250

North Dakota (0.6%)
-------------------------------------------------------------------------------
     2,000,000 Grand Forks, Hlth. Care Syst.
               Rev. Bonds (Altru Hlth. Syst.
               Oblig. Group), 7 1/8s, 8/15/24        Baa1             2,160,000

Ohio (1.8%)
-------------------------------------------------------------------------------
     3,500,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/17                            A1               3,841,250
       500,000 OH State Higher Ed. Fac. Comm.
               Rev. Bonds  (John Carroll U.),
               5 1/4s, 11/15/33                      A2                 506,250
     2,170,000 Rickenbacker, Port Auth. Rev. Bonds
               (OASBO), Ser. A, 5 3/8s, 1/1/32       A2               2,248,663
                                                                 --------------
                                                                      6,596,163

Oklahoma (0.2%)
-------------------------------------------------------------------------------
     1,075,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care), Ser. A,
               5 5/8s, 8/15/29                       B1                 847,906

Oregon (0.3%)
-------------------------------------------------------------------------------
     1,000,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds, Ser. K, 5 5/8s, 7/1/29    Aa2              1,072,500

Pennsylvania (7.9%)
-------------------------------------------------------------------------------
     1,000,000 Allegheny Cnty., Indl. Dev. Auth.
               Rev. Bonds, Ser. A, 6.7s, 12/1/20     Baa1             1,023,290
     1,350,000 Beaver Cnty., Indl. Dev. Auth. Poll.
               Control Mandatory Put Bonds
               (Cleveland Elec.), 3 3/4s, 10/1/30    Baa2             1,356,750
     2,025,000 Bucks Cnty., Indl. Dev. Auth.
               Rev. Bonds (USX Corp.), 5.6s, 3/1/33  Baa1             1,999,688
       890,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-               965,650
     5,000,000 Dauphin Cnty., Hosp. Auth.
               Rev. Bonds (Hapsco-Western PA
               Hosp.), Ser. A, MBIA,  6 1/2s,
               7/1/12                                Aaa              5,036,200
     3,000,000 Delaware Cnty., Indl. Dev. Auth.
               Rev. Bonds, Ser. A, 6.2s, 7/1/19      BBB              3,086,250
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               1,498,125
       250,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.
               Project), 6s, 11/15/35                Baa1               250,625
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2                 975,000
       375,000 Monroe Cnty., Hosp. Auth. Rev. Bonds
               (Pocono  Med. Ctr.), 6s, 1/1/43       BBB+               380,625
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
       750,000 (Colver Proj.), Ser. E, 8.05s,
               12/1/15                               BBB-/P             780,503
       750,000 (Colver Proj.), Ser. D, 7.05s,
               12/1/10                               BBB-               778,583
     1,500,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-             1,518,750
     1,000,000 (Northampton Generating), Ser. A,
               6 1/2s, 1/1/13                        BBB-             1,016,250
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
     1,100,000 (Philadelphia College of Osteopathic
               Medicine), 5s, 12/1/09                A                1,181,125
       750,000 (Widener U.), 5 3/8s, 7/15/29         BBB+               741,563
     1,473,997 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds
               (Hosp.-Graduate Hlth. Sys.), Ser. A,
               6 1/4s, 7/1/13 (In default) (NON)     D/P                     74
     1,100,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,128,875
     3,000,000 Scranton, G.O. Bonds, Ser. C, 7.1s,
               9/1/31                                AAA/P            3,678,750
     1,000,000 West Cornwall, Tpk. Muni. Auth.
               Rev. Bonds (Elizabethtown College
               Project), 6s, 12/15/27                BBB+             1,022,500
                                                                 --------------
                                                                     28,419,176

Puerto Rico (1.0%)
-------------------------------------------------------------------------------
     3,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B, 6s, 7/1/39        A                3,502,500

South Carolina (3.2%)
-------------------------------------------------------------------------------
     1,000,000 Connector 2000 Assn., Inc. SC Toll
               Road Rev. Bonds (SR-Southern
               Connector), Ser. A, 5 1/4s, 1/1/23    B-                 681,250
       500,000 Lexington Cnty. Health Svcs.
               District Inc. Hosp. Rev. Bonds,
               5 3/4s, 11/1/28                       A2                 516,875
     1,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             1,042,500
               SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth. Alliance)
       700,000 Ser. A, 7 3/8s, 12/15/21              Baa2               863,625
     1,500,000 Ser. C, 6s, 8/1/20                    Baa2             1,535,625
               SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B
     2,000,000 6 3/8s, 5/15/30                       BBB              1,802,500
     1,500,000 6 3/8s, 5/15/28                       BBB              1,366,875
     3,500,000 Spartanburg Cnty., Solid Waste Disp.
               Rev. Bonds (BMW Project), 7.55s,
               11/1/24                               A1               3,692,710
                                                                 --------------
                                                                     11,501,960

Tennessee (2.3%)
-------------------------------------------------------------------------------
     3,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. IFB, Ser. A2, MBIA,
               10.555s, 7/1/21 (acquired
               2/8/00, cost 3,296,650) (RES)         Aaa              4,261,250
     2,425,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds  (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                BBB+             2,758,438
     1,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac.
               Board Rev. Bonds (Methodist
               Healthcare), 6 1/2s, 9/1/26           A-               1,080,000
                                                                 --------------
                                                                      8,099,688

Texas (10.5%)
-------------------------------------------------------------------------------
     1,700,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21                                Baa2             1,799,875
     1,000,000 Comal Cnty. Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. -
               McKenna Memorial Project), Ser. A,
               6 1/4s, 2/1/32                        Baa2             1,002,500
               Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds
     2,000,000 (American Airlines, Inc.), 6 3/8s,
               5/1/35                                Caa2             1,345,000
     5,000,000 Ser. A, FGIC, 5 3/4s, 11/1/13         Aaa              5,425,000
     1,500,000 Gulf Coast, Waste Disp. Auth.
               Mandatory Put Bonds (Amoco Oil), 2s,
               10/1/17                               Aa1              1,494,375
               Gulf Coast, Waste Disp. Auth.
               Rev. Bonds
     1,250,000 (Amoco Oil) Ser. A, 6.1s, 8/1/24      Baa2             1,292,188
     1,000,000 (Valero Energy Corp.), 6.65s, 4/1/32  BBB              1,063,750
     1,500,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Class A, 5 1/4s,
               12/1/17                               A2               1,569,375
     1,900,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B-               1,586,500
     3,000,000 Nueces Cnty., Port of Corpus Christi
               Rev. Bonds (Union Pacific), 5.65s,
               12/1/22                               Baa2             3,000,000
     1,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             1,548,750
     8,000,000 Texas State Tpk. Auth. Rev. Bonds,
               (Central Texas Tpk. Syst.) Ser. A,
               AMBAC, 5 1/2s, 8/15/39                Aaa              8,300,000
     5,000,000 Titus Cnty. Fresh Wtr. Supply Dist.
               No. 1 Poll. Rev. Bonds.
               (Southwestern Elec.Pwr. Co.),
               Ser. A, 8.2s, 8/1/11                  Baa1             5,050,000
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     1,500,000 6 1/8s, 7/1/23                        Baa2             1,524,870
       600,000 6s, 7/1/25                            Baa2               603,750
     1,000,000 Tyler, Hlth. Fac. Dev. Corp.
               Rev. Bonds  (Mother Frances Hosp.),
               5s, 7/1/08                            Baa1             1,047,500
                                                                 --------------
                                                                     37,653,433

Utah (0.2%)
-------------------------------------------------------------------------------
       675,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project), 5.05s,
               11/1/17                               Baa1               727,313

Virginia (0.1%)
-------------------------------------------------------------------------------
       500,000 Prince William Cnty., Indl. Dev.
               Auth. Hosp. Rev. Bonds (Potomac
               Hosp. Corp.), 5.35s, 10/1/36          A3                 497,500

Washington (5.2%)
-------------------------------------------------------------------------------
     7,000,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32                        Aa1              7,752,500
     7,430,000 Seattle Wtr. Syst. Rev. Bonds, MBIA,
               4 1/2s, 9/1/11                        Aaa              7,838,650
               Tobacco Settlement Auth. of WA
               Rev. Bonds
       900,000 6 5/8s, 6/1/32                        BBB                831,375
     2,485,000 6 1/2s, 6/1/26                        BBB              2,345,222
                                                                 --------------
                                                                     18,767,747

Wisconsin (1.8%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     2,600,000 7s, 6/1/28                            BBB              2,548,000
     2,600,000 6 3/8s, 6/1/32                        BBB              2,336,750
     1,600,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               1,652,000
                                                                 --------------
                                                                      6,536,750
-------------------------------------------------------------------------------
               Total Investments
               (cost $348,498,724)                                 $358,065,074
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2004. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2004 was $5,215,625 or 1.5% of portfolio market value.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN and mandatory put bonds are the current interest rates at April 30, 2004.

      The fund had the following industry group concentrations greater than 10% at April 30, 2004
      (as a percentage of portfolio market value):

        Health care             25.8%
        Utilities               19.6
        Transportation          11.2

      The fund had the following insurance concentrations greater than 10% at April 30, 2004
      (as a percentage of portfolio market value):

        MBIA                    14.1%
        AMBAC                   12.7

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$348,498,724) (Note 1)                                           $358,065,074
-------------------------------------------------------------------------------
Cash                                                                  331,861
-------------------------------------------------------------------------------
Interest and other receivables                                      6,563,077
-------------------------------------------------------------------------------
Receivable for securities sold                                        136,558
-------------------------------------------------------------------------------
Total assets                                                      365,096,570

Liabilities
-------------------------------------------------------------------------------
Distributions payable to common shareholders                        1,310,396
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 15,990
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          601,704
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             27,678
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 41,336
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              749
-------------------------------------------------------------------------------
Other accrued expenses                                                  7,612
-------------------------------------------------------------------------------
Total liabilities                                                   2,005,465
-------------------------------------------------------------------------------
Series A and B Auction Rate Municipal Preferred Shares
(AMPS), (2,920 Series A AMPS and 2,400 Series B AMPS
authorized and issued at $25,000 per share) (Note 4)              133,000,000
-------------------------------------------------------------------------------
Net assets applicable to common shares outstanding               $230,091,105

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                             $235,621,087
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,184,236
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (17,280,568)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          9,566,350
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $230,091,105

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($230,091,105 divided by
17,242,049 shares)                                                     $13.34
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended April 30, 2004

Interest income:                                                  $20,303,972
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,388,950
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        246,122
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             14,948
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        7,232
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                337,809
-------------------------------------------------------------------------------
Other                                                                 179,357
-------------------------------------------------------------------------------
Total expenses                                                      3,174,418
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (18,802)
-------------------------------------------------------------------------------
Net expenses                                                        3,155,616
-------------------------------------------------------------------------------
Net investment income                                              17,148,356
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (3,527,086)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year          5,027,526
-------------------------------------------------------------------------------
Net gain on investments                                             1,500,440
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $18,648,796
-------------------------------------------------------------------------------

Distributions to Series A and B auction rate
municipal preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                             (1,324,660)
-------------------------------------------------------------------------------
From ordinary income                                                   (3,504)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                 $17,320,632
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended April 30
Increase in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $17,148,356      $18,738,833
-------------------------------------------------------------------------------
Net realized loss on investments                  (3,527,086)      (3,515,097)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         5,027,526        4,334,966
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        18,648,796       19,558,702

Distributions to Series A and B auction rate municipal preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (1,324,660)      (1,772,659)
-------------------------------------------------------------------------------
From ordinary income                                  (3,504)              --
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders      17,320,632       17,786,043
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                           (15,723,476)     (15,724,204)
-------------------------------------------------------------------------------
From ordinary income                                 (43,101)              --
-------------------------------------------------------------------------------
Total increase in net assets                       1,554,055        2,061,839

Net assets
-------------------------------------------------------------------------------
Beginning of year                                228,537,050      226,475,211
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $2,184,236 and
$2,140,457, respectively)                       $230,091,105     $228,537,050
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of year                                       17,242,049       17,242,049
-------------------------------------------------------------------------------
Preferred shares outstanding at beginning
and end of year                                        5,320            5,320
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                                  Year ended April 30
operating performance                               2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value,beginning of
period (common shares)                            $13.25          $13.14          $13.10          $12.52          $13.94
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                            .99            1.09            1.05            1.00             .98
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           .10             .03            (.03)            .56           (1.37)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.09            1.12            1.02            1.56            (.39)
-------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------------------------
From net investment income                          (.08)           (.10)           (.13)(e)        (.20)           (.18)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations:
applicable to common shareholders                   1.01            1.02             .89            1.36            (.57)
-------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------------------------
From net investment income:                         (.92)           (.91)           (.79)           (.78)           (.85)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.92)           (.91)           (.79)           (.78)           (.85)
-------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                        --              --            (.06)(e)          --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                   $13.34          $13.25          $13.14          $13.10          $12.52
-------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                                   $12.03          $12.48          $12.33          $12.10          $10.56
-------------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                              3.55            8.84            8.70           22.37          (25.71)
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)                  $230,091        $228,537        $226,475        $175,018        $167,166
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                        1.35            1.35            1.46            1.33            1.29
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                        6.75            7.46            6.95            6.19            6.27
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             20.78           25.90           27.47 (f)       38.53           17.71
-------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Series A Auction Rate Municipal Preferred Shares were issued in exchange for Series A, Series B and Municipal Income remarketed preferred shares on November 1, 2001, and on the same date, there was an additional issuance of Series B Auction Rate Municipal Preferred Shares.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Investment Grade Municipal Trust III.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2004

Note 1
Significant accounting policies

Putnam Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and higher yielding, lower rated tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments including restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2004, the fund had a capital loss carryover of $16,796,606 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-----------------------------------
   $2,895,208    April 30, 2005
      242,558    April 30, 2006
      842,438    April 30, 2007
    2,693,917    April 30, 2008
      378,195    April 30, 2009
    2,042,384    April 30, 2010
    1,125,104    April 30, 2011
    6,576,802    April 30, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2005 $208,595 of losses recognized during the period November 1, 2003 to April 30, 2004.

D) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on pre ferred shares become payable when, as and if declared by the Trustees. Each dividend period for the auction rate municipal preferred shares is generally a 28-day period for Series A and a 7-day period for Series B shares. The applicable dividend rate for the auction rate municipal preferred shares on April 30, 2004, was 1.02% for Series A and 1.04% for Series B. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of Post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, market discount, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2004, the fund reclassified $9,836 to decrease undistributed net investment income and $2,278,943 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $2,288,779.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $14,820,745
Unrealized depreciation             (5,327,912)
                                  ------------
Net unrealized appreciation          9,492,833
Undistributed tax exempt
income                               3,622,894
Undistributed ordinary income           30,952
Capital loss carryforward          (16,796,606)
Post October loss                     (208,595)
Cost for federal income
tax purposes                      $348,572,241

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding auction rate municipal preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund attributable to common and preferred shares outstanding. Such fee is based on 0.65% of the fund's average weekly net assets attributable to common and preferred shares outstanding.

If dividends payable on auction rate municipal preferred shares during any dividend payment period plus any expenses attributable to auction rate municipal preferred shares for that period exceed the fund's gross income attributable to the proceeds of the auction rate municipal preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the auction rate municipal preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees. Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During year ended April 30, 2004, the fund paid PFTC $246,122 for these services. The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended April 30, 2004, the fund's expenses were reduced by $18,802 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $708 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $73,297,901 and $110,910,307, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Preferred shares

The Series A and Series B Auction Rate Municipal Preferred Shares (AMPS) are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of auction rate municipal preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the auction rate municipal preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the auction rate municipal preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the auction rate municipal preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the auction rate municipal preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the auction rate municipal preferred shares. At April 30, 2004, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.


Federal tax information
(Unaudited)

The fund has designated 99.7% of dividends paid from net investment income during the fiscal year as tax exempt for federal income tax purposes.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) as well as a Director of Transcanada Corporation (a gas transmission and power company). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner in Cambus-Kenneth Farm, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as Lead Director (formerly Chairman) of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2004, there were 101 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

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214213  183  6/04

Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
April 30, 2004      $37,998     $15,624         $4,009    $46
April 30, 2003      $30,143     $ 4,675         $3,637    $--

For the fiscal years ended April 30, 2004 and April 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $160,509 and $8,312, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to calculation of investment performance.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
April 30, 2004      $--             $--   $--         $--
April 30, 2003      $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
W. Nicholas Thorndike

(b)  Not applicable

Item 6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting Procedures for Referral Items
------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 28, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 28, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 28, 2004